                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1995 to May 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of June, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995

                                       CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                       TRUST ACCOUNT #3334095-0
                                       REMITTANCE DATE:  6/15/95

                                                Total $             Per $1,000
                                                Amount               Original
Class A Certificates                            -------             ----------
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                         $4,739,716.86

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                       0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                            0.00

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
              (6.80%,unless Weighted Average
              Contract Rate is below 6.80%)          6.80%
          b. Class A-1 Interest                 205,145.98           5.26015333
          c. Class A-2 Remittance Rate
              (7.25%,unless Weighted Average
              Contract Rate is below 7.25%)          7.25%
          d. Class A-2 Interest                 338,333.33           6.04166661
          e. Class A-3 Remittance Rate
              (7.45%,unless Weighted Average
              Contract Rate is below 7.45%)          7.45%
          f. Class A-3 Interest                 217,291.67           6.20833343
          g. Class A-4 Remittance Rate
              (7.85%,unless Weighted Average
              Contract Rate is below 7.85%)          7.85%
          h. Class A-4 Interest                 274,750.00           6.54166667
          i. Class A-5 Remittance Rate
              (8.00%,unless Weighted Average
              Contract Rate is below 8.00%)          8.00%
          j. Class A-5 Interest                 320,000.00           6.66666667
          k. Class A-6 Remittance Rate
              (8.30%,unless Weighted Average
              Contract Rate is below 8.30%)          8.30%
          l. Class A-6 Interest                 340,300.00           6.91666667

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00                  .00


                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                    Page 2

                                         CUSIP#'S 393505-FS6,FT4,FU1,FV9,FW7,FX5
                                         TRUST ACCOUNT #3334095-0
                                         REMITTANCE DATE:  6/15/95

                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                              .00                    .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                          1,584,051.98                    N/A
          a. Scheduled Principal             486,069.03                    N/A
          b. Principal Prepayments         1,097,982.95                    N/A
          c. Liquidated Contracts                   .00                    N/A
          d. Repurchases                            .00                    N/A

     (6) Pool Scheduled Principal
          Balance                        323,874,791.37           986.65123422

    (6a) Pool Factor                          .98665123

     (7) Unpaid Class A Principal Shortfall
         (if any)following prior Remittance
         date                                       .00

     (8) Class A Percentage for such Remittance
         Date (Until Class B Cross-Over Date,
         and on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Class A Principal Balance divided by
         pool Scheduled Principal Balance)       90.92%

     (9) Class A Percentage for the following
         Remittance Date                         90.87%

    (10) Class A Principal Distribution:
         a. Class A-1                      1,584,051.98            40.61671744
         b. Class A-2                               .00                    .00
         c. Class A-3                               .00                    .00
         d. Class A-4                               .00                    .00
         e. Class A-5                               .00                    .00
         f. Class A-6                               .00                    .00

   (11)  Class A-1 Principal Balance      34,618,179.37           887.64562487
  (11a)  Class A-1 Pool Factor                .88764562

   (12)  Class A-2 Principal Balance      56,000,000.00           1000.0000000
  (12a)  Class A-2 Pool Factor               1.00000000

   (13)  Class A-3 Principal Balance      35,000,000.00           1000.0000000
  (13a)  Class A-3 Pool Factor               1.00000000


                       GREEN TREE FINANCIAL CORPORATION
   MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                    Page 3

                                      CUSIP#'S 393505-FS6,FT4,FU1,FV9,FW7,FX5
                                      TRUST ACCOUNT #3334095-0
                                      REMITTANCE DATE:  6/15/95

                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------
   (14)  Class A-4 Principal Balance      42,000,000.00           1000.0000000
  (14a)  Class A-4 Pool Factor               1.00000000

   (15)  Class A-5 Principal Balance      48,000,000.00           1000.0000000
  (15a)  Class A-5 Pool Factor               1.00000000

   (16)  Class A-6 Principal Balance      49,200,000.00           1000.0000000
  (16a)  Class A-6 Pool Factor               1.00000000

   (17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                       .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (18)  31-59 days                        1,683,050.22                     58

   (19)  60 days or more                     204,359.88                      8

   (20)  Current Month Repossessions         109,010.85                      5

   (21)  Repossession Inventory              151,291.66                      7

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                                  .06%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                     .02%

(23) Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                                  .52%


      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                     .20%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%,
                              7.85%, 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                    Page 4


                                        CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                                        TRUST ACCOUNT #3334095-0
                                        REMITTANCE DATE:  6/15/95

(24) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from May 1, 1999 to
         April 30, 2000, 6.5% from May 1, 2000 to
         April 30, 2001, 8.5% from May 1, 2001 to
         April 30, 2002 and 9.5% thereafter)                              0%

(25) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance
         Date                                                             0

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                            0%

(26)     Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 13.5%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $6,565,132.00                                              9.08%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                    Page 5

                                                             CUSIP#'S 393505-FY3
                                                        TRUST ACCOUNT #3334095-0
                                                       REMITTANCE DATE:  6/15/95

                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------
  CLASS M1 CERTIFICATES
  ---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                          1,459,843.90

 A.   Interest
 (28) Aggregate interest
      a.  Class M-1 Remittance Rate (8.65%,
           unless Weighted Average Contract
           Rate is below 8.65%)                      8.65%
      b.  Class M-1 Interest                    212,645.83            7.20833322

 (29) Amount applied to Class M-1 Interest
       Deficiency Amount                               .00                     0

 (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                               .00                     0

 (31) Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall          .00                     0

 (32) Remaining:
      a.  Unpaid Class M-1 Interest Shortfall          .00                     0

 B.   Principal
 (33) Formula Principal Distribution Amount
      a.  Scheduled Principal                          .00                   N/A
      b.  Principal Prepayments                        .00                   N/A
      c.  Liquidated Contracts                         .00                   N/A
      d.  Repurchases                                  .00                   N/A

 (34) Class M-1 Principal Balance            29,500,000.00         1000.00000000
(34a) Class M-1 Pool Factor                     1.00000000
 (35) Class M-1 Percentage after prior
      Remittance Date                                 .00%
 (36) Class M-1 Percentage for such Remittance
      Date                                            .00%
 (37) Class M-1 Percentage for the following
      Remittance Date                                 .00%
 (38) Class M-1 Principal Distribution:
      a.  Class M-1                                    .00            0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                         .00
 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995

                                                    CUSIP#'S 393505-FZ0, GA4
                                                    REMITTANCE DATE:  6/15/95


                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------
Class B1 Certificates
- -----------------------
 (1)   Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                         1,247,198.07

 (2)   Class B-1 Remittance Rate (8.60% unless
       Weighted Average Contract Rate is
       below 8.60%)                                  8.60%

 (3)   Aggregate Class B1 Interest               93,883.33           7.16666641

 (4)   Amount applied to Unpaid Class
       B1 Interest Shortfall                           .00                  .00

 (5)   Remaining unpaid Class B1
       Interest Shortfall                              .00                  .00

 (6)   Amount applied to Class B1 Interest
       Deficiency Amount                               .00

 (7)   Remaining Unpaid Class B-1 Interest
       Deficiency Amount                               .00

 (8)   Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date        .00

 (9)   Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)           .00

(9a)   Class B Percentage for the following
       Remittance Date                                 .00

(10)   Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)          .00

(11a)  Class B1 Principal Shortfall                    .00

(11b)  Unpaid Class B1 Principal Shortfall             .00

 (12)  Class B Principal Balance             29,556,612.00

 (13)  Class B1 Principal Balance            13,100,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                    Page 2

                                                 CUSIP#'S 393505-FZ0, GA4
                                                 TRUST ACCOUNT #3334095-0
                                                 REMITTANCE DATE:  6/15/95


                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------
Class B2 and C Certificates
- --------------------------
(12)  Remaining Amount Available             1,153,314.74

(13)  Class B-2 Remittance Rate (8.80%
      unless Weighted Average Contract
      Rate is less than 8.80%)                      8.80%

(14)  Aggregate Class B2 Interest              120,681.82            7.33333325

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                           .00                   .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                              .00                   .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date        .00

(18)  Class B2 Principal Liquidation Loss Amount      .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)       .00

(20)  Guarantee Payment                               .00

(21)  Class B2 Principal Balance            16,456,612.00

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount, Class M-1 Distribution
      Amount and Class B2 Distribution Amount;
      if the Company is the Servicer)          135,607.85

(23)  3% Guarantee Fee                         813,647.11

(24)  Class C Residual Payment                  83,377.96

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                 .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                 .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                   May, 1995
                                     Page 3

                                         CUSIP#'S  393505-FZ0, GA4
                                         TRUST ACCOUNT #3334095-0
                                         REMITTANCE DATE:  6/15/95

                                                Total $             Per $1,000
                                                Amount               Original
                                                -------             ----------

(27) Repossessed Contracts                     109,010.85

(28) Repossessed Contracts Remaining
     in Inventory                              151,291.66

(29) Weighted Average Contract Rate              12.03829
